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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2007 (October 29, 2007)

THE COCA-COLA COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)
One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive Offices)		30313 (Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

        On October 29, 2007, The Coca-Cola Company (the "Company") entered into an underwriting agreement with Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein, relating to the issuance and sale by the Company of an aggregate of $1,750,000,000 principal amount of its 5.350% Notes due November 15, 2017 (the "Notes"). The Notes will be issued under a base indenture dated as of April 26, 1988 between the Company and Deutsche Bank Trust Company Americas (as successor to Bankers Trust Company), as trustee, as amended.

        The offering is being made pursuant to the Company's shelf registration statement on Form S-3 (Registration No. 333-146983) filed with the Securities and Exchange Commission on October 29, 2007, including a related prospectus and prospectus supplement filed with the Securities and Exchange Commission on October 30, 2007.

        The form of global note for the offering is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

        The underwriting agreement is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 9.01(d).    Financial Statements and Exhibits.

Exhibit 1.1    Underwriting Agreement, dated October 29, 2007.

Exhibit 4.1    Form of Note for 5.350% Notes due November 15, 2017.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)
Date: October 31, 2007	By:	/s/ Harry L. Anderson
Name: Harry L. Anderson Title: Vice President and Controller

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Exhibit Index

Exhibit	Description
1.1	Underwriting Agreement, dated October 29, 2007.
4.1	Form of Note for 5.350% Notes due November 15, 2017.

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  Item 8.01 Other Events
  Item 9.01(d). Financial Statements and Exhibits.
SIGNATURE
Exhibit Index